AGREEMENT

THIS AGREEMENT (this “Agreement”) is made and entered into as of the 24 day of August, 2009, by and among Amerex Group, Inc. (“Group”), a Delaware corporation, Amerex Companies, Inc., an Oklahoma corporation (“Amerex”), and Waste Express, Inc. (“Waste Express”) (Group, Amerex and Waste Express, collectively, the “Company”), and CAMOFI Master, LDC, a Cayman Islands limited duration company (“Lender”), and WES&A Holdings, LLC, a Missouri limited liability company, as designee of Lender.

WITNESSETH:

WHEREAS, Lender and Amerex are parties to a Securities Purchase Agreement, dated as of November 21, 2005 (as further amended, modified or supplemented from time to time, the “Purchase Agreement”), pursuant to which Amerex originally issued 10% Senior Secured Convertible Notes due November 21, 2007 (the “Notes”), to Lender in the aggregate principal amount of $6,000,000; and

WHEREAS, pursuant to a series of letter agreements executed between December 19, 2007, and September 9, 2008, between the Company and Lender, (i) the maturity date of the Notes was extended from November 21, 2007, to November 21, 2010, and the interest rate on the Notes was increased from 10% to 12%; (ii) Amerex issued to Lender a new promissory note in the aggregate principal amount of $5,141.648 (the “New Note”) and; (iii) Amerex issued and continues to issue to Lender additional promissory notes substantially identical to the Notes (the “Additional Notes”) representing additional monies loaned to the Company by Lender for operating expenses and certain interest payments due under the Notes and New Note; and

WHEREAS, on August 31, 2006, Amerex entered into an agreement with Lender for a line of credit of $1,500,000 (the “LOC”), which was subsequently increased to a maximum borrowing amount of $1,925,301; and

WHEREAS, Waste Express executed and delivered to Lender a Subsidiary Guarantee, dated November 21, 2005 (as further amended, modified or supplemented from time to time, the “Guaranty”), unconditionally and irrevocably guaranteeing to Lender complete payment and performance by Amerex when due of all obligations and indebtedness to Lender; and

WHEREAS, Amerex executed in favor of Lender a Security Agreement dated November 21, 2005 (as further amended, modified or supplemented from time to time, the “Security Agreement”), granting Lender a security interest in certain collateral, including but not limited to goods, machinery, equipment, vehicles, rolling stock, inventory, contract rights, accounts and general intangibles, whether now owned or after-acquired, wherever situated, and all proceeds, products or accounts thereof (the “Personal Property”), including all of Amerex’s interest in 100% of the issued and outstanding common stock of Waste Express (the “Stock”), to secure all of the Company’s obligations under the Notes, New Note, Additional Notes and any other instruments, agreements or other documents executed or delivered in connection therewith, including any amendments, modifications or extensions (the “Indebtedness”); and

WHEREAS, Amerex has executed in favor of Lender a Texas Deed of Trust, Security Agreement and Fixture Filing dated November 22, 2005, and recorded in Harrison County, Texas, on December 20, 2005, in Book OR, Vol. 3251, Page 100 (the “Deed of Trust”), which grants Lender a first lien on certain land and improvements located in Leigh, Texas, of which Amerex is owner of record and more particularly described in the form of Special Warranty Deed on Exhibit A2 attached hereto  (the “Texas Real Estate”), to secure payment of the Indebtedness; and

WHEREAS, Amerex is the owner of record of certain land and improvements located in Pryor, Oklahoma, and more particularly described in the form of Special Warranty Deed on Exhibit A3 attached hereto (the “Oklahoma Real Estate”), and certain land and improvements located in Kansas City, Missouri and more particularly described in the form of Special Warranty Deed on Exhibit A1 attached hereto (the “Missouri Real Estate” and together with the Oklahoma Real Estate and the Texas Real Estate, collectively the “Real Estate”); and

WHEREAS, the Purchase Agreement, the Notes, New Note, Additional Notes, LOC, Guarantee, Security Agreement, Deed of Trust, and all other agreements, documents and instruments heretofore, now or hereafter executed in connection therewith are hereinafter collectively referred to as the “Loan Documents”); and

WHEREAS, the amount due and owing to Lender under the Loan Documents as of August 7, 2009 is approximately $27,891,959; and

WHEREAS, one or more material defaults now exist under the terms of the Loan Documents, including, without limitation, the Company’s failure to pay amounts currently due and owing; and

WHEREAS, the Company acknowledges that Lender has no further commitment or obligation to make any additional loans, advances or other credit accommodations to the Company under any of the Loan Documents and that Lender is entitled to immediately exercise all of its rights and remedies under the Loan Documents, and as otherwise provided by law, which rights and remedies include, but are not limited to, foreclosing their security interests in and/or liens on any or all of the Personal Property, Stock and the Real Estate (collectively, the “Property”); and

WHEREAS, the Company is unable and/or unwilling to cure said defaults and Lender is left to pursue its various remedies available to it under the Loan Documents; and

WHEREAS, the Company has consulted with counsel as to the business and legal aspects of the matter.

NOW, THEREFORE, in consideration of the mutual covenants hereof and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto do hereby agree as follows:

2

AGREEMENT

1.   Accuracy of Recitals.  The foregoing recitals are true and correct and are deemed to be a part of this Agreement.

2.           Conveyance.  Simultaneously with the date of this Agreement (the “Closing Date”), Amerex shall:

(i)   Convey to Lender (or its designee) its entire interest in the Real Estate and all property related thereto and used in connection therewith, whether personal, real or mixed, subject only to the encumbrances recited herein, it being understood that such instruments specifically shall negate any intention to merge the Notes, Deeds of Trust  and other related instruments into the title conveyed to Lender.  The Real Estate shall be conveyed by special warranty deed in the forms attached hereto as Exhibit A1, A2 and A3.

(ii)  Convey to Lender its interest in the Personal Property pursuant to the Bill of Sale, Blanket Transfer and Assignment in the form attached hereto as Exhibit B.  Amerex shall deliver contemporaneously herewith an inventory of all Personal Property, which list shall be compiled from the existing books and records maintained in connection therewith;

(iii) Assign all of its right, title and interest in all contracts, leases and agreements (the “Contracts”) identified on Exhibit C pursuant to the Assignment and Assumption Agreement in the form annexed hereto as Exhibit D.  Amerex shall deliver contemporaneously herewith a list of all Contracts and all writings memorializing said Contracts;

(iv) Transfer to Lender (or its designee) all books, records, keys and other property, contracts and documentation relating to the Property (which information shall be made available to Lender for review prior to the closing) and from and after such date, turn over control and possession of the Property to Lender;

(v)  Transfer to Lender (or its designee) the Stock, in accordance with the form of stock transfer agreement attached hereto as Exhibit E ; and

(vi) Transfer to Lender (or its designee) exclusive possession and control of the Property.

3.           Absolute Conveyances and Right of Redemption.  The conveyances by Amerex under this Agreement are intended to be and are acknowledged to effect absolute conveyances and unconditional transfers all of its interests in the Property and all rights, titles, interests, income, rents, rent equivalents, issues, revenues, royalties and profits in connection therewith as of the date hereof, and are not given as security; provided, however, title to the Property shall remain subject to the Security Agreement  and Deed of Trust, as applicable, to the full extent of the Indebtedness and all obligations arising thereunder.  In the event that, contrary to the foregoing, it is at any time hereafter determined that Amerex had any equitable and/or statutory rights of redemption for the Property, then, for the consideration herein set forth, Amerex hereby sells, transfers and conveys all of such rights to Lender or its designee and waives for itself any and all equitable or statutory rights of redemption with respect to the Property.

3

4.           Title Policy.  At the sole expense of Lender, Lender has obtained one or more ALTA owner’s title commitments (collectively, the “Title Commitments”) issued by First American Title Insurance Company (the “Title Company”), showing Amerex to be vested with fee simple title to the Missouri Real Estate, the Texas Real Estate and the Oklahoma Real Estate; and agreeing to issue to Lender (or its designee) one or more ALTA owner’s title insurance policy in an amount designated by Lender (the “Owner’s Policy”).  Amerex shall execute all documents and deliver all materials reasonably required by the Title Company to delete the standard exceptions, including the standard exceptions for parties in possession, mechanic’s liens, status of taxes and assessments, matters of survey and unrecorded easements, to delete the “gap” exclusion, and to enable the Title Company to issue the Owner’s Policy without any creditors’ rights exception and with such other endorsements as are contained in the Title Commitments.  Amerex shall provide evidence reasonably satisfactory to Lender and the Title Company that all documents executed by each of them on the Closing Date were duly authorized, executed and delivered, including incumbency of all signatories to such documents and all documents required by the Title Company to insure title to the Real Estate is in accordance with the terms of the Commitment.

5.           Representations, Warranties, and Covenants.  Each of Group, Amerex and Waste Express, jointly and severally, represents, warrants, acknowledges and covenants as follows:

(a)  It has all requisite power and authority to enter into and perform its obligations under this Agreement and the conveyance documents.  All acts and other proceedings required to be taken by, or taken on the part of each to authorize it to carry out this Agreement and consummate the conveyance and other transactions contemplated herein have been duly and properly taken.

(b)  Waste Express hereby ratifies and confirms (i) the Security Agreement, executed on behalf of Amerex in favor of Lender, granting a first priority security interest in the Personal Property to secure the Indebtedness; and (ii) the Missouri Deed of Trust, Security Agreement and Fixture Filing dated November 22, 2005, executed by Amerex on behalf of Waste Express, and recorded in Jackson County, Missouri on December 16, 2005, as Document Number 2005K0081247, which grants Lender a first lien on certain land and improvements described therein, commonly known as 6300 Stadium Drive, Kansas City, Missouri, to secure payment of the Indebtedness.

(c)  Exhibit C contains a list of parties to all leases, contracts, agreements and other obligations known to the Company relating to the Property and there are no other such agreements (written or oral), outstanding options to purchase or other unrecorded agreements, relating to the Property.

(d)  No notice of any unresolved violation of any statute, law or ordinance has been received from any governmental authority having jurisdiction over the Property, except for those notices reflected in Exhibit D, including the federal and state tax liens.

4

(e)  It has not received notice of any condemnation proceedings relating to the Property.

(f)   Except as shown on Exhibit F, Amerex has not sold, assigned, conveyed, transferred, mortgaged, hypothecated, pledged or encumbered the Property, or any portion thereof, except for the Deeds of Trust and Security Agreement.

(g)  Except as shown on Exhibit G, no construction work has been performed on the Property or materials supplied for the Property and there is no person or entity to whom a debt is due for labor or materials in connection with any improvement thereof within one hundred twenty (120) days prior to the effective date of the Title Commitment for which a mechanic’s or construction lien could presently be filed.  Each of Group, Amerex and Waste Express agrees to hold Lender and/or its designee harmless against any costs, damages and expenses incurred by Lender and/or its designee, including reasonable attorney’s fees, as a result of mechanic’s or construction liens by persons, firms or corporations claiming to have performed work on the Property or supplied materials for the Property prior to the Closing Date pursuant to authorization from the Company or the Company’s authorized agents or employees.

(h)  The execution and delivery of this Agreement and the performance by it of all transactions contemplated by this Agreement (including the execution and delivery of all documents required by this Agreement to be executed and delivered by it) do not breach any contractual covenants or restrictions between it and any third party; do not conflict with or violate any provision of its Articles of Incorporation or By-laws, as each may have been amended to date; do not create or cause to be created any lien, pledge, mortgage, hypothecation, deed of trust, charge, claim or encumbrance of any nature whatsoever (collectively, “Lien”) on the Property, other than those permitted by this Agreement; do not conflict with any applicable laws or with any applicable public or private restrictions; do not require any consent or approval of any public or private authority; will not result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to Amerex or by which any property or asset of Amerex is bound or affected; and are not threatened with invalidity or unenforceability by any action, proceeding (including bankruptcy or insolvency proceedings), investigation pending or threatened by or against it or the Property.

(i)   The intent of the Company in entering into this Agreement and effecting the transfer and conveyances contemplated herein is not, and shall not be, intended to hinder, delay or defraud any creditors of the Company.  The Company believes that the outstanding indebtedness under the Loan Documents exceeds the value of the Property, the conveyance documents are not intended as a preference or fraudulent conveyance as defined in the United States Bankruptcy Code of 1978, as amended (the “Code”), as against any other creditor of the Company.  As of the date hereof, there is no other person or entity nor any other creditors whose rights would be prejudiced by such conveyance of the Property by the Company.  In executing and delivering the conveyance documents, it is the Company’s intention not to prejudice the rights of any such other creditor; and the Company is not obligated upon any debt whereby any Lien has been created or exists against the Property, which Lien is senior to the Lien and security interests of the Loan Documents given to Lender.  The conveyance of the Property and the releases described herein are intended by the Company to be, and are made as, a contemporaneous exchange for new value to the Company, and the Company has not entered into this Agreement to provide preferential treatment to Lender or any other creditor.

5

(j)   This Agreement represents the Company’s efforts to reorganize and restructure its financial obligations with respect to the Property and the Indebtedness and therefore the Company agrees that it will not seek relief under the Code.  The Company further agrees that, should a voluntary or involuntary bankruptcy be filed by or against any the Company, it will not contest a motion to dismiss, to abstain or to lift the automatic stay, based upon this Agreement and the settlement it contemplates.  The Company further acknowledges that the exercise of any bankruptcy court’s discretion to determine to dismiss or suspend the proceeding pursuant to 11 U.S.C. § 305(a)(1) is not reviewable by appeal or otherwise pursuant to the provisions of 11 U.S.C. § 305(c).  The Company hereby acknowledges and agrees that its representations and agreements set forth in this paragraph constitute a material inducement for Lender’s acceptance of the Property from the Company pursuant to this Agreement and that Lender’s acceptance of the Property is in reliance upon such representations and agreements.

(k)  Each Loan Document and this Agreement are the product and result of arm’s length negotiations between the parties and no party has exerted or attempted to exert improper or unlawful pressure or in any way attempted to induce, through threats or otherwise, the execution of any Loan Document or this Agreement by any other party to such Loan Document, Stock transfer document, or this Agreement.  Each term, provision, stipulation, representation, warranty and all other facts, matters and agreements set forth in, referenced in or otherwise made a part of any or all of the Loan Documents and this Agreement are the results of arm’s length bargaining between the parties to the respective documents.  Without in any way limiting the generality of the foregoing, at all times during the course of the negotiation surrounding the execution of any Loan Document or this Agreement, the Company has, to the extent it has deemed necessary or advisable in its sole discretion, been advised and assisted by competent legal counsel, that counsel has been present and has actively participated in the negotiations surrounding the respective documents and that it has been fully advised by counsel of its choosing of the effect of each term, provision and stipulation contained within such document. The Company has conducted such investigation of the facts, circumstances and other matters surrounding or in any way involving or otherwise material to any term, conditions, provision or statement contained in the Loan Documents and this Agreement and the contractual relationships created thereby and all other facts, matters and circumstances as it, in its sole and absolute discretion, deems material, and it has not relied upon any facts, statements or representations made by the Lender or its designee or Lender or its designee’s agents.

The representations, warranties, and covenants set forth above in this Section shall survive the closing of the transactions contemplated by this Agreement.

6

6.           Reservation of Right to Seek Deficiency.  Lender expressly reserves, and does not waive, the right to seek judgment for the deficiency owed on the Indebtedness after disposition of the Property in accordance with this Agreement and Lender’s rights under the Loan Documents and applicable law.

7.           Release.  Each of Group, Amerex and Waste Express hereby releases and forever discharges the Lender and each and every one of its members, shareholders, affiliates, related entities, subsidiaries, parent corporations and their respective agents, officers, executive, employees, predecessors and/or successors in interest, attorneys, directors and assigns from any and all matters, claims, charges, demands, damages, causes of action, debts, liabilities, controversies, judgments, and suits of every kind and nature whatsoever, foreseen or unforeseen, known or unknown, which have arisen between the Lender and any such Company entity in connection with any of the Loan Documents or otherwise relating to the Property, including, without limitation, those that were or could have been asserted, whether known or unknown.  The Company agrees not to file suit or otherwise submit any charge, claim, complaint, grievance or action to any agency, court, organization, or judicial forum (nor will they permit any person, group of persons, or organization to take such action on their behalf) against the Lender or any of its related entities, its successors or assigns arising out of any actions or non-actions that have occurred to the date of this release of claims with respect to the Loan Documents.  The Company further agrees that in the event that any person or entity should bring such a charge, claim, complaint, or action on their behalf, they hereby waive and forfeit any right to recovery under said claim and will exercise every good faith effort to have such claim dismissed.

8.           Documents to be Provided at Closing.  On or before the Closing Date, the Amerex shall make, duly execute and deliver to  Lender (or its designee) the following executed original documents:

(a)  Special Warranty Deeds in the forms attached hereto as Exhibit A1, A2 and A3 (the “Deeds”);

(b)  Bill of Sale, Blanket Transfer and Assignment in the form attached hereto as Exhibit B;

(c)  Assignment and Assumption Agreement in the form attached hereto as Exhibit D;

(d)  Stock Transfer Agreement, in the form attached hereto as Exhibit  E; and

(e)  Such other documents or instruments reasonably necessary to effectuate the terms of this Agreement.

9.           Proration of Operating Expenses.  Except as otherwise provided for herein, all operating expenses relating to the Property shall be prorated as of the Closing Date.

10.         Cooperation.  Prior to and at all times following the date on which Lender accepts title to the Property, the Company agrees to execute and deliver, or to cause to be executed and delivered, such documents and to do, or cause to be done, such other acts and things as might reasonably be requested by the Title Company or any party to this Agreement to assure that the benefits of this Agreement are realized by the parties.  None of Group, Amerex and Waste Express shall lease, rent and/or develop the Property or any part thereof or conduct any gainful activity thereon, without the prior written consent of Lender.  From and after the date hereof, the Company further covenants and agrees that it will not place any restrictions, liens, easements, licenses, deeds of trust, mortgages or other agreements against the title to the Property, and that any such restriction, easement, license, deed of trust, mortgage or other agreement shall be void without having first received Lender’s written consent.

7

11.         No Merger.  The parties acknowledge and agree that the Loan Documents will remain in full force and effect after the transactions contemplated by this Agreement have been consummated.  The parties further acknowledge and agree that the interest of Lender in the Property created by all of the conveyances provided for herein will not merge with the interest of Lender in the Property under the Loan Documents.  It is the express intention of each of the parties that such interests of Lender in the Property will not merge, but be and remain at all times separate and distinct, notwithstanding any union of said interest in Lender at any time by purchase, termination or otherwise and that the liens held by Lender against the Property created by the Loan Documents will remain at all times valid and continuous against the Property.

12.         Foreclosure Proceedings.  Amerex hereby covenants and agrees that it will not interfere with or oppose Lender in, and hereby consents to, any:

(a)  foreclosure proceedings by court action or otherwise, or any other proceedings instituted by Lender in connection with realizing upon the security granted pursuant to the Deeds of Trust and other Loan Documents, including the right to institute proceedings against Amerex in order to effectuate such foreclosure; and

(b)  action to quiet title which may be instituted by Lender to perfect its right, title and interest in the Property.

Amerex waives the right to a hearing in connection with any such foreclosure proceeding or other suit or proceedings, and further waives the right to require sale of the Property in any such suit to be made in parcels.  If the Company contests Lender’s right to proceed in any suit, in addition to the Company being liable to Lender or its designee for all damages which Lender may suffer as a result thereof, the Company acknowledges and agrees that it will be liable to Lender for all reasonable attorneys’ fees and court costs incurred by Lender in such suit.  This provision in this section shall survive the closing of the transactions contemplated in this Agreement.

13.         Disposition of Collateral Governed by UCC.  Each of Group, Amerex and Waste Express hereby renounces and waives all rights that are waivable under Article 9 of the Uniform Commercial Code (the “UCC”) of any jurisdiction in which any of the Property may now or hereafter be located.  Without limiting the generality of the foregoing, the Company hereby (i) renounces any right to receive notice of any disposition by Lender, as the secured party of any of the Property pursuant to Section 9-611 of the UCC, whether such disposition is by public or private sale under the UCC or otherwise; (ii) waives any rights relating to compulsory disposition of any of the Property pursuant to Section 9-620 of the UCC; and (iii) consents to Lender’s acceptance of the Property in partial satisfaction of the Indebtedness.  Each of Group, Amerex, Waste Express and Lender stipulate and agree that the Company shall be entitled to a credit against the Indebtedness, in the amount of $14,000,000, representing the fair market value of the Personal Property, in the event that (i) Lender accepts the Personal Property as partial satisfaction of the Indebtedness, pursuant to Section 9-620 of the UCC; or (ii) Lender and/or its designee is the purchaser at a disposition of the Personal Property, pursuant to Section 9-611 of the UCC.  Each of Group, Amerex, Waste Express also hereby acknowledges and agrees that the transactions contemplated by this Agreement shall constitute a commercially reasonable manner for the disposition of the Property, or any part thereof.  This provision in this subsection shall survive the closing of the transactions contemplated in this Agreement.

8

14.         Revival of Liability.  (a)  To the extent that any payment or payments made to Lender under this Agreement, the Loan Documents, or any conveyance of the Property or payment or proceeds of any Property received by Lender in the reduction of the indebtedness evidenced therein or with respect to any of the allocations evidenced by this Agreement or any related documents are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, to the Company, to a surety, or any other person liable for any of the obligations evidenced and/or secured by this Agreement, the Loan Documents, or any other related documents, whether directly or indirectly, as a debtor-in-possession or to a receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then the liens created by the Loan Documents against the Property and the portion of the indebtedness of the Company or such other liable person intended to have been satisfied by such payment or proceeds hereunder, will be revived and will continue in full force and effect as if such payment or proceeds had never been received by Lender.

(b)          If, at any time following the Closing Date (i) the Company or any third-party creditor of the Company undertakes any legal proceeding to rescind or set aside the conveyance documents; (ii) any representation or warranty of the Company contained herein shall be untrue or the Company should fail to comply with any covenant contained herein, or (iii) the Property, or any part thereof, must be returned by Lender for any reason, including, without limitation, the insolvency, bankruptcy or reorganization of the Company, Lender may, at its option, declare this Agreement to be null and void by giving written notice to that effect to the Company.  In such event, Lender specifically reserves the right to exercise any right or remedy which was available to Lender or exercisable by Lender prior to the execution of this Agreement, including without limitation, any rights or remedies which Lender may have as the holder of the Note and Deeds of Trust including, without limitation, the right to commence foreclosure proceedings pursuant to the Deeds of Trust; PROVIDED, HOWEVER, THAT THE LIMITATION PERIOD FOR ANY SUCH FORECLOSURE, ENFORCEMENT OR EXERCISE OF OTHER REMEDY FOR PURPOSES OF THE STATUTE OF LIMITATIONS SHALL NOT COMMENCE TO RUN UNTIL THE DATE UPON WHICH LENDER DECLARES IN WRITING ITS DECISION TO DECLARE THIS AGREEMENT TO BE NULL AND VOID AND OF NO FORCE AND EFFECT.

9

15.         Miscellaneous Provisions:  The parties hereto further agree as follows:

(a)  This Agreement shall be binding upon each of Group, Amerex and Waste Express and Lender and shall inure to the benefit of the heirs, successors, and assigns of the respective parties hereto.

(b)  Whenever notice is required or permitted hereunder, it shall be deemed effective when delivered by reputable overnight courier or mailed, certified mail, postage prepaid, to the parties at the following addresses:

If to the Company:	Amerex Companies, Inc.
Attention: Steven K. Onody
1105 N. Peoria Avenue
Tulsa, Oklahoma 74106
Fax: (918) 599-0786

With a copy to:	Moyers, Martin, Santee & Imel, LP
c/o James E. Martin
401 S. Boston Avenue, Suite 110
Tulsa, Oklahoma 74103

If to Lender:	CAMOFI Master LDC
c/o Centrecourt Asset Management LLC
Attention: Michael Loew
350 Madison Avenue, 8th Floor
New York, New York 10017
Fax: (646) 758-6751

With a copy to:	Bryan Cave, LLP
Attention: Michael Royle
1200 Main Street, Suite 3500
Kansas City, Missouri 64105
Fax: (816) 374-3300

(c)  Various representations, warranties, acknowledgments and agreements contained herein and in documents executed by the Company in conjunction herewith shall not merge into the Deeds to be delivered hereunder, but shall survive such delivery;

(d)  Lender may foreclose the Deeds of Trust and otherwise pursue its rights and remedies under the Deeds of Trust and other instruments disclosed herein related thereto.

(e)  Except as otherwise specifically provided herein to the contrary, Lender is not assuming or accepting any liabilities with respect to the Property and the Company hereby agrees to defend, hold harmless and indemnify Lender against any and all claims, causes of action and liabilities which may be asserted or established against Lender which are beyond the scope of its undertakings under this Agreement.  No person not a party to this Agreement will be a third party beneficiary or acquire any rights hereunder.

10

(f)   It is expressly acknowledged by each of Group, Amerex and Waste Express that all agreements, representations, warranties and acknowledgments contained herein and in documents executed by the Company in conjunction herewith shall survive the closing of this transaction and the delivery and recording of any and all documents given pursuant thereto.  Notwithstanding anything contained herein or elsewhere to the contrary, nothing contained herein shall preclude Lender from exercising its rights and remedies for any breach of any such representation, warranty, acknowledgment or covenant and/or agreement of indemnification subsequent to closing.

(g)  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

(h)  No amendment to this Agreement shall be binding on either of the parties to this Agreement unless such amendment is in writing and executed by both parties hereto.

(i)   This Agreement and any claim, controversy or dispute arising under or related to this Agreement, the relationship of the parties and/or the interpretation and enforcement of the rights and duties of the parties, and all transactions hereunder shall be governed by the laws of the State of New York, without giving effect to its conflict of laws principles. The Company hereby agrees that it shall bring any action, suit or proceeding (collectively, an “Action”), relating to or in any manner whatsoever arising out of this Agreement, exclusively in the Federal or state courts located in the Borough of Manhattan, New York, and that CAMOFI may bring any Action in any jurisdiction it deems appropriate, and the Company hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper.  Nothing in this paragraph shall affect or limit any right to serve process in any other matter permitted by law.  If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of any such action or proceeding.

(j)   TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE COMPANY AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE DEEDS, ANY OF THE DOCUMENTS OF WHICH COPIES ARE ATTACHED AS EXHIBITS HERETO, ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF EITHER PARTY OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THIS AGREEMENT, THE DEEDS, ANY OF THE DOCUMENTS OF WHICH COPIES ARE ATTACHED AS EXHIBITS HERETO, ANY OTHER LOAN DOCUMENT OR IN ANY WAY RELATING TO THE LOAN OR THE PROPERTY (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED, COERCED OR IS OTHERWISE  VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT TO LENDER TO ENTER THIS AGREEMENT.

11

IN WITNESS WHEREOF, the parties hereto have executed this Agreement this 24 day of August, 2009.

[signature page to follow]

12

AMEREX GROUP, INC.

/s/ Stephen K. Onody
By: Stephen K. Onody
Title: Interim CEO

AMEREX COMPANIES, INC.

/s/ Stephen K. Onody
By: Stephen K. Onody
Title: Interim CEO

WASTE EXPRESS, INC.

/s/ Stephen K. Onody
By: Stephen K. Onody
Title: Interim CEO

CAMOFI MASTER LDC

/s/Michael Loew
By: Michael Loew
Title: General Counsel

WES&A HOLDINGS, LLC

/s/ Daniel J McLaughlin
By: Daniel J McLaughlin
Title: Manager

EXHIBIT A1
Form of Missouri Special Warranty Deed

SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED, made as of the 24th day of August, 2009, by and between Amerex Companies, Inc., an Oklahoma corporation (“Grantor”), and WES&A Holdings, LLC, a Missouri limited liability company (“Grantee”), as designee of CAMOFI Master LDC, a Cayman Islands limited duration company, c/o Centrecourt Asset Management, LLC, 350 Madison Avenue, 8th Floor, New York, New York  10017.

WITNESSETH: THAT THE GRANTOR, in consideration of the sum of TEN DOLLARS ($10.00) and other good and valuable considerations, to it in hand paid by the Grantee, the receipt of which is hereby acknowledged, does by these presents GRANT, BARGAIN AND SELL, CONVEY AND CONFIRM, unto the Grantee, its successors and assigns, the real property described on Exhibit A hereto.

TO HAVE AND TO HOLD the premises aforesaid, with all and singular the rights, privileges, appurtenances and immunities thereto belonging or in anyway appertaining, unto the Grantee and unto its successors and assigns forever, the Grantor herein, for itself and for its successors and assigns, hereby covenanting that it is lawfully seized of an indefeasible estate in fee in the premises herein conveyed; that it has good right to convey the same; that the said premises are free and clear from any encumbrance done or suffered by it; and that it will, except as hereinabove specifically set forth, warrant and defend the title of the said premises unto the Grantee and unto its successors and assigns forever, against the lawful claims and demands of all persons whomsoever, lawfully claiming the same by, through or under the Grantor.

IN WITNESS WHEREOF, the Grantor has caused these presents to be signed by its duly authorized officer as of the day and year first above written.

2

Amerex Companies, Inc.,
an Oklahoma corporation

(SEAL)
By:
Its:

STATE OF	)
) SS.
COUNTY OF	)

On this ___ day of August, 2009, before me, appeared _____________________________________________________________________________, to me personally known, who being by me duly sworn, did say that he/she is the President of Amerex Companies, Inc., an Oklahoma corporation, that the seal affixed to the foregoing instrument is the corporate seal of the corporation, that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and acknowledged said instrument to be the free act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal at my office in _______________, _______________, the day and year last above written.

Printed Name:
Notary Public in and for
said County and State

My Commission Expires:

(The Notary Public must type or print his/her name immediately beneath his/her signature.)

EXHIBIT A

Lots 2, 3, 4, 5, 6, 7, 8 and 9, RENICK’S FIRST ADDITION TO LEEDS,  a subdivision in Kansas City, Jackson County, Missouri.

Exhibit A

EXHIBIT A2

Form of Texas Special Warranty Deed

SPECIAL WARRANTY DEED

THE STATE OF _______________	§
	§	KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF _________________	§

THAT Amerex Companies, Inc., an Oklahoma corporation, (hereinafter referred to as “Grantor”), for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to it in hand paid by WES&A Holdings, LLC, a Missouri limited liability company, (hereinafter referred to as “Grantee”), as designee of CAMOFI Master LDC, a Cayman Islands limited duration company, whose mailing address is 305 Madison Avenue, New York, New York  1001 c/o Centrecourt Asset Management LLC, 350 Madison Avenue, 8th Floor, New York, New York  10017, the receipt and sufficiency of which consideration are hereby acknowledged, and upon and subject to the exceptions, liens, encumbrances, terms and provisions hereinafter set forth and described, has GRANTED, BARGAINED, SOLD and CONVEYED, and by these presents does hereby GRANT, BARGAIN, SELL and CONVEY, unto Grantee all of the real property situated in Harrison County, Texas, described on Exhibit A attached hereto and made a part hereof for all purposes, together with all and singular the rights, benefits, privileges, easements, tenements, hereditaments and appurtenances thereon or in anywise appertaining thereto, and together with all improvements located thereon and any right, title and interest of Grantor in and to adjacent streets, alleys and rights-of-way (said land, rights, benefits, privileges, easements, tenements, hereditaments, appurtenances, improvements and interests being hereinafter referred to as the “Property”).

TO HAVE AND TO HOLD the Property as aforesaid, unto Grantee, its successors and assigns, forever; and Grantor does hereby bind itself and its successors, to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Grantor, but not otherwise.

IN WITNESS WHEREOF, this Special Warranty Deed has been executed by Grantor to be effective as of August 24, 2009.

GRANTOR:

Amerex Companies, Inc.

By:
Name:
Its:

THE STATE OF __________	§
§
COUNTY OF ____________	§

This instrument was acknowledged before me on August __, 2009, by ______________________, the ____________________________ of Amerex Companies, Inc., an Oklahoma corporation, on behalf of said corporation.

Notary Public in and for the State of __________

Printed/Typed Name of Notary

My Commission Expires: _______________________

EXHIBIT A

BEING 25.40 acres of land situated in Harrison County, Texas about 17.6 miles east-northeast of the courthouse in the City of Marshall and also being in the southeast corner of the C. L. WALL SURVEY Abstract 792. Said 25.40 acres also are located on the north side of Texas F.M. Road No. 1999 and is part of a 128 acre tract conveyed to Charles D. Trice in a Warranty Deed form Minnie Wisdom Trice, dated October 6, 1975, and is recorded in Volume 776, Page 33 of the Deed Records at Harrison County, Texas. Said 25.40 acres of land also being more particularly described as follows:

BEGINNING at a ½” iron rod set for corner in the north R.O.W. line of said F.M. road, said iron rod also being at the occupied southeast corner of said WALL SURVEY and the occupied southwest corner of the F.L. MERRIWEATHER SURVEY, Abstract 476, said iron rod also being in the north line of the FRANCIS O’NEAL SURVEY, Abstract 528;

THENCE 89 deg, 55 min, 41 sec, W., along the north R.O.W. line of said F.M. road and also along the south occupied line of said WALL SURVEY and the northline of said O’NEAL SURVEY, 334.18 feet to a wood R.O.W. monument found at the beginning of a curve;

THENCE, along said curve which is concave to the north; and continuing along said north R.O.W. line, a sub-chord bearing a distance of N. 88 deg. 49 min. 29 sec. W., 186.49 feet to a ½” iron pipe found for corner, said iron pipe also being the southeast corner of a called 24.54 acre tract conveyed from Charles D. Trice and wife, Edna G. Trice to Katie Trice Ross and husband, William G. Ross, Jr., in Warranty Deed dated October 28, 1980 and recorded in Volume 914, Page 147 of said Deed Records;

THENCE N. 0 deg. 46 in. E., 1505.65 feet (Deed call 1510.0 feet) along the east line of said 24.54 acre tract to a 1/4” iron pipe found for corner;

THENCE N. 89 deg. 13 min. 52 sec. W., 721.87 feet (Deed call North 89 deg. 15 min. West, 722.2 feet), along the North line of said 24.54 acre tract to a ½” iron pipe found for corner; i

THENCE North 00 deg. 13 min. 52 sec. East, 272.71 feet to a ½” iron rod set in a new fence corner;

THENCE along said new fence the following three (3) bearings and distances;

(1) North 89 deg. 05 min. 48 sec. East, 200.16 feet to a ½” iron rod set for angle point;

(2) North 88 deg. 08 min. 35 sec. East, 348.25 foot to a ½” iron rod set for angle point;

(3) South 89 deg. 39 min. 46 sec. East, 652.42 feet to a ½” iron rod set for corner at a fence corner, said iron rod also being in the occupied West line of said Wall Survey and the occupied East line of said Merriweather Survey;

THENCE South 00 deg. 37 min. 07 sec. East, 1802.85 feet along a fence on the occupied East line of said Wall Survey and the occupied West line of said Merriweather Survey to the place of beginning and containing 25.40 acres of land, more or less.

EXHIBIT A3

Oklahoma Special Warranty Deed

SPECIAL WARRANTY DEED

THIS SPECIAL WARRANTY DEED made as of the 24th day of August, 2009, by and between Amerex Companies, Inc., an Oklahoma corporation, as "Grantor", and WES&A Holdings, LLC, a Missouri limited liability company, (hereinafter referred to as “Grantee”), as designee of CAMOFI Master LDC, a Cayman Islands limited duration company, whose mailing address is 305 Madison Avenue, New York, New York  1001 c/o Centrecourt Asset Management, LLC, 350 Madison Avenue, 8th Floor, New York, New York  10017.

WITNESSETH, that the Grantor, in consideration of the sum of Ten Dollars ($10.00) and other valuable consideration, to it paid does by these presents SELL AND CONVEY to the GRANTEE, its successors and assigns, all that tract or parcel of land described in Exhibit A attached hereto and made a part hereof, together with all buildings and other improvements located thereon, and together with all appurtenances thereunto belonging, and will warrant title to the same against the lawful claims of all persons claiming by, through or under Grantor, but none other.

TO HAVE AND TO HOLD said described premises unto Grantee, its successors and assigns forever.

IN WITNESS WHEREOF, this Deed has been executed the day and year first above written.

GRANTOR:

Amerex Companies, Inc.

By: /s/ Stephen K. Onody
Name: Stephen K. Onody
Its: Interim CEO

STATE OF _______________, COUNTY OF ______________, SS:

On this ______ day of August, 2009, before me the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared _________________________________________________, to me known to be the identical person who signed the name of the maker thereof to the within and foregoing instrument as President of Amerex Companies, Inc., an Oklahoma corporation, and acknowledged to me that he executed the same as his free and voluntary act and deed, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

Notary Public
My Commission Expires:

SEAL

EXHIBIT A

A tract of land lying in the E1/2 NWl/4 and in the W1/2 NE1/4 of Section 33, Township 21 North, Range 19 East of the Indian Base and Meridian, in Mayes County, Oklahoma, and being more particularly described as follows:

Beginning at the North one quarter corner of said Section 33, also being the Northwest corner of the W1/2 NEl/4; THENCE East along the North line of said Section 33, a distance of 1257.3 feet; THENCE South, parallel with the East boundary of the said Wl/2 NEl/4, a distance of 1316.93 feet, to the North line of the SW1/4 NEl/4; THENCE East along the North line of the said SW1/4 NEl/4, a distance of 15 feet; THENCE South, parallel with the East line of the said SW1/4 NEl/4, a distance of 551.5 feet; THENCE Southwesterly on a curve to the right, having a radius of 843.64 feet, a distance of 783.77 feet; THENCE S. 53° 13’ 47” W., a distance of 110.51 feet; THENCE Southwesterly on a curve to the left, having a radius of 611.78 feet, a distance of 44.58 feet, to a point on the South boundary line of the said SW1/4 NEl/4, said point being 513.48 feet West of the Southeast corner of the said SW1/4 NEl/4; THENCE West along the South boundary of the SWl/4 NEl/4, a distance of 807.33 feet, to the Southeast corner of the E1/2 NWl/4; THENCE West along the South boundary of the El/2 NWl/4, a distance of 1320.81 feet, to the Southwest corner of the said El/2 NWl/4; THENCE North along the West Boundary of the E1/2 NWl/4, a distance of 2637.98 feet, to the Northwest corner of the El/2 NWl/4; THENCE East along the North line of Section 33, a distance of 1323.3 feet, to the point of beginning. Said tract contains 155 acres, more or less.

The above described tract includes two landfills located on Tract A and Tract B, more particularly described as follows:

Landfill Tract A:

Commencing at the 1/2” diameter iron pin designating the Northwest corner of Section 33, Township 21 North, Range 19 East of the Indian Meridian, Mayes County, Oklahoma; thence 1323.3 feet due East along a county road; thence 1800 feet due South along the West boundary of the property to a point of beginning on a property boundary; thence 80 feet due East; thence North 45° 00’ 00” East for 350 feet; thence 200 feet due East; thence South 30° 00’ 00” East for 300 feet; thence 250 feet due South; thence South 30° 00’ 00” West for 667.05 feet to the point of interSection with the property line; thence 343.96 feet due West to the Southwest property corner; thence 840 feet due North to the point of beginning, said parcel containing approximately 13.10 acres.

Landfill Tract B:

Commencing at the 1/2” diameter iron pin designating the Northwest corner of Section 33, Township 21 North, Range 19 East of the Indian Meridian, Mayes County, Oklahoma; thence 1323.3 feet due East along a county road; thence 2640 feet due South along the West boundary of the property; thence 1800 feet due East along the Southern boundary of the property; thence 180 feet North to a point of beginning on the West bank of an existing railroad spur; thence 150 feet due West; thence North 200 feet; thence 34.53 feet due East; thence 230.94 feet South 30° 00’ 00 East to the point of beginning, said parcel containing approximately 0.42 acres.

EXHIBIT B

Form of Bill of Sale

Exhibit B

BILL OF SALE, BLANKET TRANSFER AND ASSIGNMENT AGREEMENT

KNOW ALL MEN BY THESE PRESENTS, that the assignors identified in the signature pages hereto (collectively, “Assignor”), for and in consideration of Ten and No/100ths Dollars ($10.00) to it paid by WES&A Holdings, LLC a Missouri limited liability company (“Assignee”), as designee of CAMOFI Master LDC, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby ASSIGN, GRANT, BARGAIN, SELL, TRANSFER, CONVEY, CONFIRM AND DELIVER unto Assignee all of Assignor’s right, title and interest in and to the personal property, contracts and interests (the “Personal Property”) being used in connection with the ownership, use and operation of the real estate described on Exhibit A attached hereto and improvements thereon and made a part hereof (the “Property”), including without limitation those items specifically identified on the schedules attached hereto as Exhibit B, and the following:

A.          All cash, accounts receivable, electronic transfer payments, security deposits, promissory notes, negotiable instruments, general intangibles, causes of action and litigation claims;

B.          All of Assignor’s right, title, interest, and benefit, if any, in, to, and under any and all goods, equipment, machinery, appliances, furniture, furnishings, fixtures, supplies, inventory, tangible and intangible personal property, and other items, located in, on, upon or under and comprising a part of the Property, or with respect to any of the Personal Property which is conveyed hereby; and

C.          All of Assignor’s right, title and interest in and to any assignable or otherwise transferable permits, licenses and other governmental approvals relating to Assignor’s operations and/or the Property or the Personal Property.

D.          All of Assignor’s right, title and interest in and to all warranties and guarantees relating to the Property or to the Personal Property which is conveyed hereby.

E.           All of Assignor’s right, title and interest in and to all leases or subleases to which Assignor is a party, and all files, including but not limited to, correspondence, plans and specifications, revenue and operating expense books, records and accounts, and any other documents specifically relating to the operating of the Property.

F.           All of Assignor’s right, title and interest in any operating agreement, franchise agreement, equipment lease and all management, service, supply and maintenance contracts and agreements with respect to the ownership, operation, maintenance and administration of the Property or the Personal Property.

G.           All environmental reports, environmental audits, and environmental studies relating to the Property.

H.          All original drafts and copies of employment agreements, collective bargaining agreements, pension plans, employee records, and employee documents of any kind or nature relating to Assignor.

I.          Copies of all financial statements relating to Assignor, including schedules of receivables, payables and deposits.

J.          All keys, security cards, lock combinations, and other tangible and intangible means of gaining access to, and securing, the Property.

K.         All contracts, contract rights, warranties, agreements and other rights relating to the operation of Assignor, including without limitation all trade names, transferable business licenses, booklets, manuals, signs, advertising materials, and transferable utility contracts.

L.          The proceeds from any claims made or to be made under any property casualty insurance policies that Assignor maintains with respect to the Property (the “Policies”), as well as the right, coupled with a power of attorney, to act on behalf of the named insured under the Policies, to settle and compromise any such claims made or to be made with respect thereto (collectively, the “Insurance Claims”).

M.          Any excess or unearned premiums that are returned to Assignor after the date of this Bill of Sale, Blanket Transfer and Assignment Agreement (collectively, the “Insurance Premiums”).

N.          All of the right, title, interest and benefit (including income) of Assignor, if any, in and to any personal property which is conveyed hereby.

Assignor represents and warrants that (i) Assignor is the owner of the Personal Property, (ii) Assignor has the full right and title thereto and authority to transfer and dispose of the same, and (iii) the Personal Property is free and clear of all liens and encumbrances other than liens of CAMOFI Master LDC, and those liens set forth in Exhibit F, including those federal and state tax liens.  The Personal Property is hereby assigned and transferred “As-Is”, and without any warranty or representation as to its condition, fitness for a particular purpose or as to any other matters concerning the Personal Property.

This instrument is executed and delivered and accepted as a sale in lieu of foreclosure of, and not as additional security for, that certain security interest granted in that certain Security Agreement dated November 21, 2005 (as further amended, modified or supplemented from time to time), and evidenced by UCC-1 Financing Statements filed in connection therewith.  It is the intention of the Assignor to transfer the absolute title to the Personal Property to the Assignee free of any equity of redemption by the Assignor.  It is the further intention of the Assignor and the Assignee that the security interest created by the above described deed of trust will not merge into the absolute ownership acquired by the Assignee pursuant to this bill of sale.  No such merger will occur until such time as the Assignee executes written UCC-3 termination statements and duly records the same.

IN WITNESS WHEREOF, Assignor has executed this Bill of Sale, Blanket Transfer and Assignment Agreement this ___ day of August, 2009.

AMEREX COMPANIES, INC.

By:
Title:

WASTE EXPRESS, INC.

By:
Title:

ASSIGNEE:

WES&A HOLDINGS, LLC

By:
Title:

EXHIBIT A

TO BILL OF SALE, BLANKET TRANSFER AND ASSIGNMENT AGREEMENT

Missouri locations:

Lots 2, 3, 4, 5, 6, 7, 8 and 9, RENICK’S FIRST ADDITION TO LEEDS,  a subdivision in Kansas City, Jackson County, Missouri

And

TRACT I:
Lots 10, 11 and 12, EXCEPT the West 8 feet of said Lot 12, RENICK’S FIRST ADDITION TO LEEDS, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof, and that portion of the vacated alley which lies North and adjacent to Lot 12.

TRACT II:
Lots 15, 16 and 17, RENICK’S FIRST ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof, and the North 1/2 of the vacated alley lying South and adjacent to Lot 15.

TRACT III:
Lots 13, 14 and the West 8 feet of Lot 12, EXCEPT that part in 37th Street, RENICK’S FIRST ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof, and the South 1/2 of the vacated alley lying North and adjacent to said premises.

NOTE:  A portion of the above described tracts now platted as Tract “I” H.W.R. 1ST ADDITION, a subdivision in Kansas City, Jackson County, Missouri.

TRACT IV:
Lots 18 and 19, RENICK’S FIRST ADDITION TO LEEDS, a subdivision in Kansas City, Jackson County, Missouri.

TRACT V:
The East one half of that certain North-South alley, vacated pursuant to City of Kansas City, Missouri, Ordinance No. 021498, as more fully described therein and the West boundary line of said vacated alley being contiguous to the East boundary line of Lots 15, 16, 17, 18, 19, 20, 21, 22 and 23 of RENICK’S FIRST ADDITION, and the East boundary line of said vacated alley being contiguous to the West boundary line of Lots 1, 2, 3, 4, 5, 6, 7, 8 and 9 of RENICK’S FIRST ADDITION, both extending Southward from the South right-of-way line of 36th Street to the North line of Lot 12, RENICK’S FIRST ADDITION, said vacated portion extending Southwardly from the North line of Lot 2 to the South line of Lot 9 of RENICK’S FIRST ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof; AND

The North one half of the East-West alley, vacated pursuant to City of Kansas City, Missouri Ordinance No. 021498, the South boundary line of said vacated alley being contiguous to the North boundary line of Lots 10, 11 and 12 of RENICK’S FIRST ADDITION and the North boundary line of said vacated alley being contiguous to the South boundary line of Lot 9 of RENICK’S FIRST ADDITION, extending Westerly from the West right-of-way line of Freemont Avenue to a point on the East boundary line of Lot 15 of RENICK’S FIRST ADDITION, said vacated portion being adjacent to the South line of Lot 9 of RENICK’S FIRST ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof.

Commonly known as 6300 Stadium Drive, Kansas City, Missouri.

Arizona location:

6965 South Priest Drive, Suite #6, Guadalupe, Arizona  85283

Oregon location:

Leased facility at 5555 N. Channel Avenue, Portland Oregon

Oklahoma locations:

1010 & 1105 North Peoria Avenue, Tulsa, Oklahoma  74106

And

A tract of land lying in the E1/2 NWl/4 and in the W1/2 NE1/4 of Section 33, Township 21 North, Range 19 East of the Indian Base and Meridian, in Mayes County, Oklahoma, and being more particularly described as follows:

Beginning at the North one quarter corner of said Section 33, also being the Northwest corner of the W1/2 NEl/4; THENCE East along the North line of said Section 33, a distance of 1257.3 feet; THENCE South, parallel with the East boundary of the said Wl/2 NEl/4, a distance of 1316.93 feet, to the North line of the SW1/4 NEl/4; THENCE East along the North line of the said SW1/4 NEl/4, a distance of 15 feet; THENCE South, parallel with the East line of the said SW1/4 NEl/4, a distance of 551.5 feet; THENCE Southwesterly on a curve to the right, having a radius of 843.64 feet, a distance of 783.77 feet; THENCE S. 53° 13’ 47” W., a distance of 110.51 feet; THENCE Southwesterly on a curve to the left, having a radius of 611.78 feet, a distance of 44.58 feet, to a point on the South boundary line of the said SW1/4 NEl/4, said point being 513.48 feet West of the Southeast corner of the said SW1/4 NEl/4; THENCE West along the South boundary of the SWl/4 NEl/4, a distance of 807.33 feet, to the Southeast corner of the E1/2 NWl/4; THENCE West along the South boundary of the El/2 NWl/4, a distance of 1320.81 feet, to the Southwest corner of the said El/2 NWl/4; THENCE North along the West Boundary of the E1/2 NWl/4, a distance of 2637.98 feet, to the Northwest corner of the El/2 NWl/4; THENCE East along the North line of Section 33, a distance of 1323.3 feet, to the point of beginning. Said tract contains 155 acres, more or less.

The above described tract includes two landfills located on Tract A and Tract B, more particularly described as follows:

Landfill Tract A:

Commencing at the 1/2” diameter iron pin designating the Northwest corner of Section 33, Township 21 North, Range 19 East of the Indian Meridian, Mayes County, Oklahoma; thence 1323.3 feet due East along a county road; thence 1800 feet due South along the West boundary of the property to a point of beginning on a property boundary; thence 80 feet due East; thence North 45° 00’ 00” East for 350 feet; thence 200 feet due East; thence South 30° 00’ 00” East for 300 feet; thence 250 feet due South; thence South 30° 00’ 00” West for 667.05 feet to the point of interSection with the property line; thence 343.96 feet due West to the Southwest property corner; thence 840 feet due North to the point of beginning, said parcel containing approximately 13.10 acres.

Landfill Tract B:

Commencing at the 1/2” diameter iron pin designating the Northwest corner of Section 33, Township 21 North, Range 19 East of the Indian Meridian, Mayes County, Oklahoma; thence 1323.3 feet due East along a county road; thence 2640 feet due South along the West boundary of the property; thence 1800 feet due East along the Southern boundary of the property; thence 180 feet North to a point of beginning on the West bank of an existing railroad spur; thence 150 feet due West; thence North 200 feet; thence 34.53 feet due East; thence 230.94 feet South 30° 00’ 00 East to the point of beginning, said parcel containing approximately 0.42 acres.

Texas locations:

BEING 25.40 acres of land situated in Harrison County, Texas about 17.6 miles east-northeast of the courthouse in the City of Marshall and also being in the southeast corner of the C. L. WALL SURVEY Abstract 792. Said 25.40 acres also are located on the north side of Texas F.M. Road No. 1999 and is part of a 128 acre tract conveyed to Charles D. Trice in a Warranty Deed form Minnie Wisdom Trice, dated October 6, 1975, and is recorded in Volume 776, Page 33 of the Deed Records at Harrison County, Texas. Said 25.40 acres of land also being more particularly described as follows:

BEGINNING at a ½” iron rod set for corner in the north R.O.W. line of said F.M. road, said iron rod also being at the occupied southeast corner of said WALL SURVEY and the occupied southwest corner of the F.L. MERRIWEATHER SURVEY, Abstract 476, said iron rod also being in the north line of the FRANCIS O’NEAL SURVEY, Abstract 528;

THENCE 89 deg, 55 min, 41 sec, W., along the north R.O.W. line of said F.M. road and also along the south occupied line of said WALL SURVEY and the northline of said O’NEAL SURVEY, 334.18 feet to a wood R.O.W. monument found at the beginning of a curve;

THENCE, along said curve which is concave to the north; and continuing along said north R.O.W. line, a sub-chord bearing a distance of N. 88 deg. 49 min. 29 sec. W., 186.49 feet to a ½” iron pipe found for corner, said iron pipe also being the southeast corner of a called 24.54 acre tract conveyed from Charles D. Trice and wife, Edna G. Trice to Katie Trice Ross and husband, William G. Ross, Jr., in Warranty Deed dated October 28, 1980 and recorded in Volume 914, Page 147 of said Deed Records;

THENCE N. 0 deg. 46 in. E., 1505.65 feet (Deed call 1510.0 feet) along the east line of said 24.54 acre tract to a 1/4” iron pipe found for corner;

THENCE N. 89 deg. 13 min. 52 sec. W., 721.87 feet (Deed call North 89 deg. 15 min. West, 722.2 feet), along the North line of said 24.54 acre tract to a ½” iron pipe found for corner; i

THENCE North 00 deg. 13 min. 52 sec. East, 272.71 feet to a ½” iron rod set in a new fence corner;

THENCE along said new fence the following three (3) bearings and distances;

(1) North 89 deg. 05 min. 48 sec. East, 200.16 feet to a ½” iron rod set for angle point;

(2) North 88 deg. 08 min. 35 sec. East, 348.25 foot to a ½” iron rod set for angle point;

(3) South 89 deg. 39 min. 46 sec. East, 652.42 feet to a ½” iron rod set for corner at a fence corner, said iron rod also being in the occupied West line of said Wall Survey and the occupied East line of said Merriweather Survey;

THENCE South 00 deg. 37 min. 07 sec. East, 1802.85 feet along a fence on the occupied East line of said Wall Survey and the occupied West line of said Merriweather Survey to the place of beginning and containing 25.40 acres of land, more or less.

EXHIBIT B

TO BILL OF SALE, BLANKET TRANSFER AND ASSIGNMENT AGREEMENT

Schedules of Personal Property

EXHIBIT C

List of Contracts, Leases and Agreements

Real Estate Leases

Lease Agreement dated December 30, 2005, between CDI Properties and Amerex Companies, Inc., with respect to 1010 & 1105 North Peoria, Tulsa OK  74106.

Commercial Lease dated June 12, 2009, between MS Guadalupe, L.L.C. and Amerex Companies, Inc., with respect to 6965 South Priest Drive, #6, Guadalupe, AZ  85283.

Tenancy Agreement dated January 1, 2006, between Cascade General, Inc. and Amerex Environmental Solutions, Inc., with respect to certain property located at 5555 N. Channel Avenue, Portland Oregon

Equipment Leases

Equipment Lease Agreement No. 625L133 between XTRA Lease, LLC and Amerex Companies, Inc.

Master Lease Schedule No. 3677332007-10-15, between DaimlerChrysler Truck Financial and Amerex Companies, Inc.

Installment Sale Contract dated March 28, 2008, between Caterpillar Financial Services Corp. and Environmental Remediation Specialists, Inc.

Month-to month lease for 2 PU Trucks, Tulsa

Month-to-month lease for 1 PU Truck, Phoenix

Week-to week lease for box trucks and sleepers

Copies Leases with Preferred Business Systems/DotCom Leasing/Copy World Business Solutions

Insurance Policies

Property	Travelers
General Liability	Westchester Surplus Lines
Workers Comp	XL (thru 4/24/09)	New policies not available
Umbrella	Westchester Surplus Lines
Pollution-ERS	Westchester Surplus Lines
Pollution-WE	Westchester Surplus Lines	Amerex Co on policy
D & O-Primary	Navigators Insurance Company
D & O-$2M Excess	Carolina Casualty

Exhibit C

EXHIBIT D

Form of Assignment and Assumption Agreement

Exhibit E

ASSIGNMENT AND ASSUMPTION AGREEMENT

KNOW ALL MEN BY THESE PRESENTS, that the assignors identified in the signature pages hereto (collectively, “Assignor”), for and in consideration of Ten and No/100ths Dollars ($10.00) to it paid by WES&A Holdings, LLC, a Missouri limited liability company, as designee of CAMOFI Master LDC, a Cayman Islands limited duration company (“Assignee”), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, does hereby ASSIGN, GRANT, BARGAIN, SELL, TRANSFER, CONVEY, CONFIRM AND DELIVER unto Assignee all of Assignor’s right, title and interest in and to the personal property, contracts and interests (“Personal Property”), being used in connection with the ownership, use and operation of the real estate and improvements described on Exhibit A attached hereto and made a part hereof (the “Property”), including, without limitation the following those items specifically identified on Exhibit B attached hereto and made a part hereof, and the following:

1.           All of Assignor’s right, title and interest in and to any assignable or otherwise transferable permits, licenses and other governmental approvals relating to Assignor’s operations and/or the Property or the Personal Property.

2.           All of Assignor’s right, title and interest in and to all warranties and guarantees relating to the Property or to the Personal Property which is conveyed hereby.

3.           All of Assignor’s right, title and interest in and to all leases or subleases to which Assignor is a party, and all files, including but not limited to, correspondence, plans and specifications, revenue and operating expense books, records and accounts, and any other documents specifically relating to the operating of the Property.

4.           All of Assignor’s right, title and interest in any operating agreement, franchise agreement, equipment lease and all management, service, supply and maintenance contracts and agreements with respect to the ownership, operation, maintenance and administration of the Property or the Personal Property.

5.           All contracts, contract rights, warranties, agreements and other rights relating to the operation of Assignor, including without limitation all trade names, transferable business licenses, booklets, manuals, signs, advertising materials, and transferable utility contracts.

Assignor has the full right and title thereto and authority to transfer and dispose of the same.

Assignor and Assignee each agree that at any time and from time to time, upon the request of the other party, to execute and deliver all further required documents and provide any reasonably required information to effectuate the transfer and assumption of the Personal Property to Assignee.

This Assignment and Assumption Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

This Assignment and Assumption Agreement may be executed in any number of counterparts and by any party hereto on a separate counterpart, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment and Assumption Agreement as of this 24th day of August, 2009.

ASSIGNOR:

AMEREX COMPANIES, INC.

By:
Title:

WASTE EXPRESS, INC.

By:
Title:

ASSIGNEE:

WES&A HOLDINGS, LLC

By:
Title:

EXHIBIT A TO ASSIGNMENT AND ASSUMPTION AGREEMENT

Missouri locations:

Lots 2, 3, 4, 5, 6, 7, 8 and 9, RENICK’S FIRST ADDITION TO LEEDS,  a subdivision in Kansas City, Jackson County, Missouri

And

TRACT I:
Lots 10, 11 and 12, EXCEPT the West 8 feet of said Lot 12, RENICK’S FIRST ADDITION TO LEEDS, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof, and that portion of the vacated alley which lies North and adjacent to Lot 12.

TRACT II:
Lots 15, 16 and 17, RENICK’S FIRST ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof, and the North 1/2 of the vacated alley lying South and adjacent to Lot 15.

TRACT III:
Lots 13, 14 and the West 8 feet of Lot 12, EXCEPT that part in 37th Street, RENICK’S FIRST ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof, and the South 1/2 of the vacated alley lying North and adjacent to said premises.

NOTE:  A portion of the above described tracts now platted as Tract “I” H.W.R. 1ST ADDITION, a subdivision in Kansas City, Jackson County, Missouri.

TRACT IV:
Lots 18 and 19, RENICK’S FIRST ADDITION TO LEEDS, a subdivision in Kansas City, Jackson County, Missouri.

TRACT V:
The East one half of that certain North-South alley, vacated pursuant to City of Kansas City, Missouri, Ordinance No. 021498, as more fully described therein and the West boundary line of said vacated alley being contiguous to the East boundary line of Lots 15, 16, 17, 18, 19, 20, 21, 22 and 23 of RENICK’S FIRST ADDITION, and the East boundary line of said vacated alley being contiguous to the West boundary line of Lots 1, 2, 3, 4, 5, 6, 7, 8 and 9 of RENICK’S FIRST ADDITION, both extending Southward from the South right-of-way line of 36th Street to the North line of Lot 12, RENICK’S FIRST ADDITION, said vacated portion extending Southwardly from the North line of Lot 2 to the South line of Lot 9 of RENICK’S FIRST ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof; AND

The North one half of the East-West alley, vacated pursuant to City of Kansas City, Missouri Ordinance No. 021498, the South boundary line of said vacated alley being contiguous to the North boundary line of Lots 10, 11 and 12 of RENICK’S FIRST ADDITION and the North boundary line of said vacated alley being contiguous to the South boundary line of Lot 9 of RENICK’S FIRST ADDITION, extending Westerly from the West right-of-way line of Freemont Avenue to a point on the East boundary line of Lot 15 of RENICK’S FIRST ADDITION, said vacated portion being adjacent to the South line of Lot 9 of RENICK’S FIRST ADDITION, a subdivision in Kansas City, Jackson County, Missouri, according to the recorded plat thereof.

Commonly known as 6300 Stadium Drive, Kansas City, Missouri.

Arizona location:

6965 South Priest Drive, Suite #6, Guadalupe, Arizona  85283

Oregon location:

Leased facility at 5555 N. Channel Avenue, Portland Oregon

Oklahoma locations:

1010 & 1105 North Peoria Avenue, Tulsa, Oklahoma  74106

And

A tract of land lying in the E1/2 NWl/4 and in the W1/2 NE1/4 of Section 33, Township 21 North, Range 19 East of the Indian Base and Meridian, in Mayes County, Oklahoma, and being more particularly described as follows:

Beginning at the North one quarter corner of said Section 33, also being the Northwest corner of the W1/2 NEl/4; THENCE East along the North line of said Section 33, a distance of 1257.3 feet; THENCE South, parallel with the East boundary of the said Wl/2 NEl/4, a distance of 1316.93 feet, to the North line of the SW1/4 NEl/4; THENCE East along the North line of the said SW1/4 NEl/4, a distance of 15 feet; THENCE South, parallel with the East line of the said SW1/4 NEl/4, a distance of 551.5 feet; THENCE Southwesterly on a curve to the right, having a radius of 843.64 feet, a distance of 783.77 feet; THENCE S. 53° 13’ 47” W., a distance of 110.51 feet; THENCE Southwesterly on a curve to the left, having a radius of 611.78 feet, a distance of 44.58 feet, to a point on the South boundary line of the said SW1/4 NEl/4, said point being 513.48 feet West of the Southeast corner of the said SW1/4 NEl/4; THENCE West along the South boundary of the SWl/4 NEl/4, a distance of 807.33 feet, to the Southeast corner of the E1/2 NWl/4; THENCE West along the South boundary of the El/2 NWl/4, a distance of 1320.81 feet, to the Southwest corner of the said El/2 NWl/4; THENCE North along the West Boundary of the E1/2 NWl/4, a distance of 2637.98 feet, to the Northwest corner of the El/2 NWl/4; THENCE East along the North line of Section 33, a distance of 1323.3 feet, to the point of beginning. Said tract contains 155 acres, more or less.

The above described tract includes two landfills located on Tract A and Tract B, more particularly described as follows:

Landfill Tract A:

Commencing at the 1/2” diameter iron pin designating the Northwest corner of Section 33, Township 21 North, Range 19 East of the Indian Meridian, Mayes County, Oklahoma; thence 1323.3 feet due East along a county road; thence 1800 feet due South along the West boundary of the property to a point of beginning on a property boundary; thence 80 feet due East; thence North 45° 00’ 00” East for 350 feet; thence 200 feet due East; thence South 30° 00’ 00” East for 300 feet; thence 250 feet due South; thence South 30° 00’ 00” West for 667.05 feet to the point of interSection with the property line; thence 343.96 feet due West to the Southwest property corner; thence 840 feet due North to the point of beginning, said parcel containing approximately 13.10 acres.

Landfill Tract B:

Commencing at the 1/2” diameter iron pin designating the Northwest corner of Section 33, Township 21 North, Range 19 East of the Indian Meridian, Mayes County, Oklahoma; thence 1323.3 feet due East along a county road; thence 2640 feet due South along the West boundary of the property; thence 1800 feet due East along the Southern boundary of the property; thence 180 feet North to a point of beginning on the West bank of an existing railroad spur; thence 150 feet due West; thence North 200 feet; thence 34.53 feet due East; thence 230.94 feet South 30° 00’ 00 East to the point of beginning, said parcel containing approximately 0.42 acres.

Texas locations:

BEING 25.40 acres of land situated in Harrison County, Texas about 17.6 miles east-northeast of the courthouse in the City of Marshall and also being in the southeast corner of the C. L. WALL SURVEY Abstract 792. Said 25.40 acres also are located on the north side of Texas F.M. Road No. 1999 and is part of a 128 acre tract conveyed to Charles D. Trice in a Warranty Deed form Minnie Wisdom Trice, dated October 6, 1975, and is recorded in Volume 776, Page 33 of the Deed Records at Harrison County, Texas. Said 25.40 acres of land also being more particularly described as follows:

BEGINNING at a ½” iron rod set for corner in the north R.O.W. line of said F.M. road, said iron rod also being at the occupied southeast corner of said WALL SURVEY and the occupied southwest corner of the F.L. MERRIWEATHER SURVEY, Abstract 476, said iron rod also being in the north line of the FRANCIS O’NEAL SURVEY, Abstract 528;

THENCE 89 deg, 55 min, 41 sec, W., along the north R.O.W. line of said F.M. road and also along the south occupied line of said WALL SURVEY and the northline of said O’NEAL SURVEY, 334.18 feet to a wood R.O.W. monument found at the beginning of a curve;

THENCE, along said curve which is concave to the north; and continuing along said north R.O.W. line, a sub-chord bearing a distance of N. 88 deg. 49 min. 29 sec. W., 186.49 feet to a ½” iron pipe found for corner, said iron pipe also being the southeast corner of a called 24.54 acre tract conveyed from Charles D. Trice and wife, Edna G. Trice to Katie Trice Ross and husband, William G. Ross, Jr., in Warranty Deed dated October 28, 1980 and recorded in Volume 914, Page 147 of said Deed Records;

THENCE N. 0 deg. 46 in. E., 1505.65 feet (Deed call 1510.0 feet) along the east line of said 24.54 acre tract to a 1/4” iron pipe found for corner;

THENCE N. 89 deg. 13 min. 52 sec. W., 721.87 feet (Deed call North 89 deg. 15 min. West, 722.2 feet), along the North line of said 24.54 acre tract to a ½” iron pipe found for corner; i

THENCE North 00 deg. 13 min. 52 sec. East, 272.71 feet to a ½” iron rod set in a new fence corner;

THENCE along said new fence the following three (3) bearings and distances;

(1) North 89 deg. 05 min. 48 sec. East, 200.16 feet to a ½” iron rod set for angle point;

(2) North 88 deg. 08 min. 35 sec. East, 348.25 foot to a ½” iron rod set for angle point;

(3) South 89 deg. 39 min. 46 sec. East, 652.42 feet to a ½” iron rod set for corner at a fence corner, said iron rod also being in the occupied West line of said Wall Survey and the occupied East line of said Merriweather Survey;

THENCE South 00 deg. 37 min. 07 sec. East, 1802.85 feet along a fence on the occupied East line of said Wall Survey and the occupied West line of said Merriweather Survey to the place of beginning and containing 25.40 acres of land, more or less.

EXHIBIT B TO ASSIGNMENT AND ASSUMPTION AGREEMENT

Real Estate Leases

Lease Agreement dated December 30, 2005, between CDI Properties and Amerex Companies, Inc., with respect to 1010 & 1105 North Peoria, Tulsa OK  74106.

Commercial Lease dated June 12, 2009, between MS Guadalupe, L.L.C. and Amerex Companies, Inc., with respect to 6965 South Priest Drive, #6, Guadalupe, AZ  85283.

Tenancy Agreement dated January 1, 2006, between Cascade General, Inc. and Amerex Environmental Solutions, Inc., with respect to certain property located at 5555 N. Channel Avenue, Portland Oregon

Equipment Leases

Equipment Lease Agreement No. 625L133 between XTRA Lease, LLC and Amerex Companies, Inc.

Master Lease Schedule No. 3677332007-10-15, between DaimlerChrysler Truck Financial and Amerex Companies, Inc.

Installment Sale Contract dated March 28, 2008, between Caterpillar Financial Services Corp. and Environmental Remediation Specialists, Inc.

Month-to month lease for 2 PU Trucks, Tulsa

Month-to-month lease for 1 PU Truck, Phoenix

Week-to week lease for box trucks and sleepers

Copies Leases with Preferred Business Systems/DotCom Leasing/Copy World Business Solutions

Insurance Policies

Property	Travelers
General Liability	Westchester Surplus Lines
Workers Comp	XL (thru 4/24/09)	New policies not available
Umbrella	Westchester Surplus Lines
Pollution-ERS	Westchester Surplus Lines
Pollution-WE	Westchester Surplus Lines	Says Amerex Cos on policy
D & O-Primary	Navigators Insurance Company
D & O-$2M Excess	Carolina Casualty

EXHIBIT E

Stock Transfer Agreement

EXHIBIT F

Permitted Encumbrances

Exhibit F

EXHIBIT G

Work Performed or Materials Supplied to the Property

NONE

Exhibit G